Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

With reference to the Annual Report of Cambridge Display Technology, Inc. (the “Company”) on Form 10-K for the year December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Daniel Abrams, Chief Financial Officer of the Company, certify, for the purposes of 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DANIEL ABRAMS
DANIEL ABRAMS
Chief Financial Officer

March 13, 2006